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                                                                    EXHIBIT 23.1

               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT
               -------------------------------------------------

                  We consent to the incorporation by reference in Registration Statement No. 33-3776 of Bio-logic Systems Corp. on Form S-8 of our report, dated April 28, 2000, appearing in this Annual Report on Form 10-KSB of Bio-logic Systems Corp. for the year ended February 29, 2000.

                                                   GRANT THORNTON LLP



May 30, 2000

                                     F-25